UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2024
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1220 N Price Road, Suite 2, Olivette, MO 63132
(Address of principal executive offices, Including Zip Code)

(314) 200-5218
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2024 (the “Agreement Date”), Latch, Inc. (together with its subsidiaries, the “Company”) and Jason Mitura, the Company’s Chief Product Officer, mutually agreed that Mr. Mitura would step down as the Company’s Chief Product Officer effective as of November 26, 2024, at which time Mr. Mitura ceased to serve as an “executive officer” of the Company under Rule 3b-7 of the Securities Exchange Act of 1934, as amended.
Also on the Agreement Date, the Company and Mr. Mitura entered into a Separation and Transition Agreement and Release (the “Mitura Separation Agreement”). The Mitura Separation Agreement provides that the Company and Mr. Mitura will enter into a consulting agreement pursuant to which Mr. Mitura will continue to assist the Company in product development. In addition, under the Mitura Separation Agreement, the Company agreed to reimburse Mr. Mitura for certain legal expenses. The Mitura Separation Agreement also contains certain releases of claims among the parties and provisions requiring Mr. Mitura to protect the Company’s proprietary and confidential information that apply indefinitely.
The description of the Mitura Separation Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Separation and Transition Agreement and Release, dated as of November 26, 2024, by and between Latch Systems, Inc. and Jason Mitura.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).
* A schedule to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	November 27, 2024	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President and General Counsel